UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2019
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on February 5, 2019, Charles T. Nason tendered his resignation from the Board of Trustees (the “Board”) of Washington Real Estate Investment Trust (“Washington REIT” or the “Trust”) in order to effectuate his retirement therefrom consistent with Washington REIT’s board retirement policy, with such resignation taking effect immediately following the 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting was held on May 30, 2019 and, consistent with the foregoing, Mr. Nason’s resignation took effect immediately following the conclusion of the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Election of Directors

At the Annual Meeting, Washington REIT’s shareholders elected Benjamin S. Butcher as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Butcher received the following votes:

For	Against	Abstain	Broker Non-Votes
65,483,514	408,559	113,081	9,232,083

Washington REIT’s shareholders also elected William G. Byrnes as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Byrnes received the following votes:

For	Against	Abstain	Broker Non-Votes
65,514,245	391,473	99,436	9,232,083

Washington REIT’s shareholders also elected Edward S. Civera as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Civera received the following votes:

For	Against	Abstain	Broker Non-Votes
65,231,878	662,852	110,424	9,232,083

Washington REIT’s shareholders also elected Ellen M. Goitia as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until her successor is elected and qualifies. Ms. Goitia received the following votes:

For	Against	Abstain	Broker Non-Votes
65,562,206	347,460	95,488	9,232,083

Washington REIT’s shareholders also elected Paul T. McDermott as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. McDermott received the following votes:

For	Against	Abstain	Broker Non-Votes
64,378,953	1,520,763	105,438	9,232,083

Washington REIT’s shareholders also elected Thomas H. Nolan, Jr. as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Nolan received the following votes:

For	Against	Abstain	Broker Non-Votes
65,549,808	343,023	112,323	9,232,083

Washington REIT’s shareholders also elected Anthony L. Winns as a trustee of the Board to serve until the Trust’s 2020 Annual Meeting of Shareholders and until her successor is elected and qualifies. Mr. Winns received the following votes:

For	Against	Abstain	Broker Non-Votes
65,394,417	492,202	118,535	9,232,083

Advisory Vote to Approve Named Executive Officer Compensation

Washington REIT’s shareholders approved, by nonbinding advisory vote, the compensation paid to Washington REIT’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
64,627,198	1,088,140	289,816	9,232,083

Ratification of Ernst & Young as the Trust’s Independent Registered Public Accounting Firm

Washington REIT’s shareholders ratified the appointment of Ernst & Young LLP as Washington REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
74,570,723	513,388	153,126	—

The results reported above are final voting results.

Item 7.01 Regulation FD Disclosure.

On May 31, 2019, Washington REIT posted an Investor Presentation entitled De-Risking For Better Growth to its website at www.washreit.com on the “Investor” page. A copy of the Investor Presentation is attached as Exhibit 99.1. This information is being furnished pursuant to Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	De-Risking For Better Growth

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Taryn D. Fielder
(Signature)

Taryn D. Fielder
Senior Vice President, General Counsel
and Corporate Secretary
May 31, 2019
(Date)